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                                                        MEDITE CORPORATION
               NUMBER                                                                                        SHARES
         MC

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

           COMMON STOCK                                                                                   COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN                                                                     CUSIP 58500M 10 4
  DALLAS, TEXAS; CLEVELAND, OHIO;                                                              SEE REVERSE FOR CERTAIN DEFINITIONS
       OR NEW YORK, NEW YORK


          THIS CERTIFIES THAT





          is the OWNER of


                        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                                                        MEDITE CORPORATION

                                                       CERTIFICATE OF STOCK
(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and by the By-laws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the
Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.
                                                                                        DATED:

                                                                                        COUNTERSIGNED AND REGISTERED:
                                                                                                SOCIETY NATIONAL BANK
             /S/ MICHAEL A. SNETZER                                                                                   TRANSFER AGENT
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER                                                                      AND REGISTRAR
                                                         [CORPORATE SEAL]
            /s/ MARGARET A. MANOR                                                       BY
                                        SECRETARY
                                                                                                                AUTHORIZED SIGNATURE
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                              MEDITE CORPORATION

   The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class of stock or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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   TEN COM -- as tenants in common                           UNIF GIFT MIN ACT -- __________ Custodian __________
   TEN ENT -- as tenants by the entireties                                          (Cust)               (Minor)
   JT TEN  -- as joint tenants with right of                                      under Uniform Gifts to Minors
              survivorship and not as tenants                                     Act ___________________________
              in common                                                                         (State)
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    Additional abbreviations may also be used though not in the above list


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FOR VALUE RECEIVED, _________________________________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|____________________________________|______________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

___________________________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________________________


                                                                      SIGNATURE OF REGISTERED OWNER(S):

                                 NOTICE:                              X ____________________________________________________________
                       THE SIGNATURE(S) TO THIS AS-                                            (SIGNATURE)
                       SIGNMENT MUST CORRESPOND
                       WITH THE NAME(S) OF THE REG-
                       ISTERED OWNER(S) AS WRITTEN  ------>
                       UPON THE FACE OF THE CERTIF-
                       ICATE IN EVERY PARTICULAR,
                       WITHOUT ALTERATION OR EN-
                       LARGEMENT OR ANY CHANGE                        X ___________________________________________________________
                       WHATEVER.                                                               (SIGNATURE)
                                                                        ___________________________________________________________
                                                                        | THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE    |
                                                                        | GUARANTOR INSTITUTION AS DEFINED IN RULE 17Ad-15 UNDER  |
                                                                        | THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.        |
                                                                        |_________________________________________________________|
                                                                        | SIGNATURE(S) GUARANTEED BY:                             |
                                                                        |                                                         |
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                                                                        |_________________________________________________________|



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